Exhibit 10.1

                AMENDMENT TO REDEMPTION AND CONVERSION AGREEMENT

         Amendment dated April ___, 2002, to Redemption and Conversion Agreement dated as of the 11th day of January, 2002, among Tech Laboratories, Inc., a New Jersey corporation (the "Company") and the holders identified on Schedule A hereto ("Holder" or "Holders").

                              W I T N E S S E T H:

         WHEREAS, the Company and Holders have entered into Subscription Agreements at or about October 13, 2000 ("Subscription Agreements"), pursuant to which the Company sold to the Holders certain 6.5% promissory notes (the "Notes") of the Company in the aggregate principal amounts set forth on Schedule A hereto: and

         WHEREAS, the Company and Holders entered into a Redemption and Conversion Agreement dated as of January 11, 2002 ("Redemption Agreement"); and

         WHEREAS, the parties desire to amend the Redemption Agreement in order, among other things, to cure any and all breaches and/or defaults occurring under the Redemption Agreement and any breaches and defaults including, but not limited to, an Event of Default (as that term is defined under the Notes) under the Subscription Agreements and Notes arising by virtue of the Company's default under the Redemption Agreement and to cure such other defaults as specifically provided herein; and

         WHEREAS, the parties desire to provide for a certain payment by the Company upon execution hereof and to provide for additional optional repayments under the Notes.

         NOW, THEREFORE, the parties agree as follows:

         1. Upon the execution hereof, the Company will pay an aggregate of one hundred ten thousand dollars ($110,000) to the Holders, which payment shall be allocated among the Holders toward a reduction of the amount due under the Notes, first to interest and then to principal. The outstanding balances due under the Notes before and after giving effect to such payment are set forth on Schedule A attached hereto.

         2. (a) In consideration of the payment described in paragraph 1. above, any default or breach under the Redemption Agreement and/or any default under the Subscription Agreements and the Notes, limited to an Event of Default under the Notes arising by virtue of the Company's default under the Redemption Agreement and the occurrence of a Non-Registration Event (as that term is defined in the Subscription Agreement) under the Subscription Agreement, and any payments otherwise presently due or rights exercisable pursuant to Sections 9.1(c), 9.2, 9.5 (subject to the limitation described in paragraph 2(b) hereof), and 10.4 of the Subscription Agreements, such defaults, and to the extent such defaults or breaches are Events of Default under the Notes, are hereby waived and thereby cured. It is further agreed such waiver is subject to delivery of certificates representing shares which were previously the subject of a Notice of Conversion, copies of which are attached hereto as Exhibits A1-A2 and shall apply to any additional shares which are the subject of a Notice of Conversion given prior to June 28, 2002. It is understood and agreed to by the parties that the waiver and curing of the defaults, including any Events of Default under the Notes, is limited to those defaults (and Events of Default) arising from the Company's failure to meet its material obligations under the Redemption Agreement and its failure to make certain payments and deliver certain shares subject to a Notice of Conversion under the Notes and Subscription Agreements. It is the intention of the parties to provide for the payment described in paragraph 1., the optional payments in paragraphs 4. and 5., and to return the parties to STATUS QUO ANTE the execution of the Redemption Agreement; provided, however, it is not the intention of the parties to provide for an inadvertent waiver of any default or Event of Default not specified in this amendment or not known.

                  (b) Notwithstanding anything to the contrary contained herein or in the Redemption Agreement, the Subscription Agreement, and the Notes, the parties agree that no Event of Default shall exist under the Notes due to a Non-Registration Event and the penalties and payments to which the Holders would otherwise be entitled under Section 9.1(c), any right of redemption under
Section 9.2, any rights or payments under Section 9.5 (except the actual loss to the holders resulting from any buy-in with respect only to those shares subject to the Notices of Conversion given prior to the date hereof and with respect to which amount the Company shall be liable), and any payments due or rights exercisable under Section 10.4 are hereby waived and deemed cured so long as the registration statement on Form SB-2 filed by the Company with the Securities and Exchange Commission (the "Commission") (or any amendment thereto which the Company agrees to file expeditiously) has been declared effective on or before June 28, 2002, which registration statement includes all of the Registerable Securities (as defined in the Subscription Agreement); provided, however, if such registration statement has not been declared effective by the Securities and Exchange Commission on or before June 28, 2002, the Holders may exercise their rights under Sections 9.1(c), 9.2, 9.5, and 10.4 of the Subscription Agreement and such rights shall be reinstated as of the date on which they would otherwise have been imposed.

         3. Upon the payment of the one hundred ten thousand dollars ($110,000) described in paragraph 1. above, the Company shall have no further obligation to make the payments to the Holders under the Redemption Agreement, and the Holders shall have no further rights under the Redemption Agreement; provided, however, the Company, may, in its sole discretion, but shall have no obligation to, make the payments set forth in paragraphs 4. and 5. below. Except as otherwise described in this Amendment to the Redemption Agreement, the conditions and terms of this Subscription Agreement are reinstated.

         4. The Company shall, however, have the right, but not the obligation, to repay the remaining outstanding balance due under the Notes, after giving effect to the payment described in paragraph 1. above, in three (3) installments which shall be made as follows:

                  (a)      on or before July 1, 2002, $325,000;

                  (b) on or before September 30, 2002, fifty percent (50%) of the remaining outstanding balance, principal and interest, due under the Notes; and

                  (c) on or before December 30, 2002, the remaining balance, principal and interest, due under the Notes.

         5. With each payment described in paragraph 4. above, the Company shall repay an additional amount under the Notes, which shall be equal to twenty-five percent (25%) of such installment in cash or in shares ("Conversion Shares" as defined in the Notes and Subscription Agreements) of the Company's common stock (the "Election Amount") (except such additional amount shall be $90,000 with respect to the July 1, 2002, installment), in the Company's sole discretion, such Conversion Shares to be valued at the average closing price of the Company'`s shares for the five (5) trading days immediately preceding a date which is three (3) days prior to each of the three payment dates described in paragraph 4. hereof. The balances due under the Notes shall be reduced by (i) the amounts repaid pursuant to paragraph 4. above and (ii) the concomitant Election Amount paid, whether in cash and/or Conversion Shares. The Company will make all repayments under the Notes, whether in cash or in Conversion Shares, in proportion to each Subscriber's outstanding balance under each Subscriber's Note. In the event the Company elects to make a portion of the repayment amount in Conversion Shares, it will notify the holders in writing of its election to do so prior to any such repayment. The holders shall then convert a portion of their Notes into the number of Conversion Shares specified in the Company's written notice. Any amount paid in excess of the aggregate outstanding principal and interest due under the Notes (whether such Notes are repaid in cash or in cash and Conversion Shares), shall be deemed the payment to the holders of additional consideration for entering into this amendment.

         6. Provided the payments described in paragraphs 4. and 5. above are made on or before their respective due dates, commencing July 1, 2002 (or such earlier date that the Company may make any of such payments), and so long as an Event of Default has not occurred under the Notes and Subscription Agreements, except such Events of Default as have been expressly waived in this amendment, the Holders agree from and after such date of payment, commencing July 1, 2002 (or such earlier date that the Company may make the first payment), not to convert any amounts outstanding, principal and/or interest, under the Notes or to engage in any short selling of the Company's common stock. In addition, so long as such payments are made, interest shall cease to accrue on the Notes from and after July 1, 2002 (or such earlier date that the first payment is made). If the Company fails to make any payment provided for in paragraph 4 on or before the date specified herein, then all interest that would otherwise have accrued to any outstanding balance due under the Notes shall be restored. In addition, if an Event of Default occurs under the Notes and is not cured during any applicable cure period, the holders of the Notes shall have the right, in each of their sole discretion, to convert any amounts outstanding, principal and/or interest, under the Notes and to engage in any short selling of the Company's common stock.

         7. Notwithstanding anything to the contrary in this Agreement, if the payment described in paragraph 4(a) is not made on or before July 1, 2002, the reduction in the Notes, principal and/or interest, resulting from the payment of $110,000 described in paragraph 1., shall be restored PRO RATA to the outstanding balances due under the Notes, and such payment shall be deemed consideration for the waiver of the Event of Default and those other defaults described herein, and the termination of the parties' rights and obligations under the Redemption Agreement.

         8. In the event the payment described in paragraph 4(b) is timely made, the maturity date of the Notes shall be automatically extended to December 30, 2002.

         9. Notwithstanding anything to the contrary contained in this amendment, in the event the closing price of the shares of the Company's common stock is at or above $1.25 per share for any five (5) out of ten (10) trading days, the Holders shall have the right to convert all or any portion of the then outstanding amounts from time to time due under the Notes and the outstanding balances due under the Notes shall be correspondingly reduced. The Holders shall, however, continue to be prohibited from engaging in any short selling, provided, however, the Holders may sell a number of shares equal to an amount not to exceed the number of shares specified in a Notice of Conversion given by such Holder, in anticipation of delivery of certificates representing such shares.

         10. The Company shall have the right at any time and from time to time to prepay without penalty all or any portion of any of the amounts due under the Notes, including, but not limited to, any payments described in paragraphs 4. and 5., but not in connection with any Note portion for which a Notice of Conversion has been given and further provided that the payments described in paragraph 5. are made therewith. Except as otherwise described in paragraph 9, above, the holders of the Notes shall have no right to convert any portion of the Notes after any such prepayment provided the Company has timely made any payment or payments, as described in paragraphs 4. and 5. hereof at the time of such prepayment.

         11. Upon timely payment of the funds and Conversion Shares, as the case may be, to the holders of the Notes, the corresponding aggregate Note principal and interest will be deemed satisfied whether or not an original or reissued
Note is surrendered to the Company.

         12. In the event a Holder does not surrender the Note on or after receipt of any payment of cash and Conversion Shares, as the case may be, then such Holder hereby indemnifies the Company against any and all loss or damages attributable to such non-surrender arising from a third party claim.

         13. The failure of the Company to make any or all of the payments described in paragraph 4. above, shall not in any way be deemed a default or breach under the Subscription Agreements, the Redemption Agreement, this amendment to the Redemption Agreement or any other agreement, or an Event of Default under the Notes. If the Company fails to make any payment described in paragraphs 4. or 5. hereof, the Company will have no further obligations and the Holders no further rights under the Redemption Agreement and this amendment. Thereafter, the parties' rights and obligations shall be governed by the terms of the Subscription Agreements and the Notes and the Holders' conversion rights are immediately reinstated.

         14. The Company reaffirms that the registration provisions of the Subscription Agreements remain in full force and effect, and that such provisions apply to the Conversion Shares, it being understood and agreed to by the parties hereto that such Conversion Shares, if elected as a form of payment by the Company, shall be deemed a conversion by each of the holders in proportion to their respective balances under the Notes.

         15. This agreement may be executed by facsimile transmission and in one or more counterparts, each of which will be deemed an original.

                                                 HOLDER

TECH LABORATORIES, INC.                          CELESTE TRUST REG.



By: /s/ Bernard M. Ciongoli                      By: /s/
   ------------------------------------          -------------------------------
   Bernard M. Ciongoli, President

                                                 ESQUIRE TRADE & FINANCE, INC.



                                                 By: /s/
                                                    ----------------------------


                                                 THE ENDEAVOUR CAPITAL
                                                 INVESTMENT FUND, S.A.



                                                 By: /s/
                                                    ----------------------------


SCHEDULE A


                                                      PRIOR TO GIVING EFFECT TO THE                GIVING EFFECT TO THE
                                                            $110,000 PAYMENT                          $110,000 PAYMENT
                                                -----------------------------------------      -------------------------------
HOLDERS                                           NOTE          INTEREST        AGGREGATE          INTEREST        AGGREGATE
                                                PRINCIPAL       ACCRUED         PRINCIPAL          ACCRUED         PRINCIPAL
                                                                TRHOUGH       AND INTEREST         THROUGH        AND INTEREST
                                                             APRIL 19, 2002                    APRIL 19, 2002

CELESTE TRUSTE REG.                              $360,000      $37,091.43     $397,091.43          $714.43        $367,714.43
" Trevisa-Treuhand-Anstalt
Landstrasse 8
Furstentums 9496
Balzers, Liechtenstein
Fax:  011-431-534-532895

ESQUIRE TRADE & FINANCE, INC.                    $360,000      $37,091.43     $397,091.43          $714.43        $367,714.43
Trident Chambers
P.O. Box 146
Road Town, Tortola, B.V.I.
Fax:  011-41-41-760-1031

THE ENDEAVOUR CAPITAL                            $366,270      $40,211.92     $406,481.92        $2,965.92        $369,235.92
INVESTMENT FUND, S.A.
Cumberland House
27 Cumberland Street, Nassau
New Providence, The Bahamas
Fax:  1-284-494-3917

TOTALS:                                        $1,086,270     $114,394.78   $1,200,664.78        $4,394.78      $1,090,664.78


                                   EXHIBIT A1
                                   ----------

                              NOTICE OF CONVERSION
                              --------------------

(To be executed by the Registered Holder in order to convert the Note)

         The undersigned hereby elects to convert $15,000 of the principal and $1,269.93 of the interest due on the Note issued by TECH LABORATORIES, INC. on October ___, 2000, into Shares of Common Stock of TECH LABORATORIES, INC. (the "Company") according to the conditions set forth in such Note, as of the date written below.

         Date of Conversion:                2/7/02
                            ----------------------------------------------------

         Conversion Price:                  .1547
                          ------------------------------------------------------

         Shares To Be Delivered:            105,171
                                ------------------------------------------------

         Signature:                         /s/
                   -------------------------------------------------------------

         Print Name:                        Celeste Trust Reg.
                    ------------------------------------------------------------

         Address:
                 ---------------------------------------------------------------

                                   EXHIBIT A2
                                   ----------

                              NOTICE OF CONVERSION
                              --------------------

(To be executed by the Registered Holder in order to convert the Note)

         The undersigned hereby elects to convert $15,000 of the principal and $1,269.93 of the interest due on the Note issued by TECH LABORATORIES, INC. on October ___, 2000, into Shares of Common Stock of TECH LABORATORIES, INC. (the "Company") according to the conditions set forth in such Note, as of the date written below.

         Date of Conversion:                2/7/02
                            ----------------------------------------------------

         Conversion Price:                  .1547
                          ------------------------------------------------------

         Shares To Be Delivered:            105,171
                                ------------------------------------------------

         Signature:                         /s/
                   -------------------------------------------------------------

         Print Name:                        Esquire Trade and Finance
                    ------------------------------------------------------------

         Address:
                 ---------------------------------------------------------------

                                   EXHIBIT A3
                                   ----------

                              NOTICE OF CONVERSION
                              --------------------

(To be executed by the Registered Holder in order to convert the Note)

         The undersigned hereby elects to convert $5,000 of the principal and $438.75 of the interest due on the Note issued by TECH LABORATORIES, INC. on October ___, 2000, into Shares of Common Stock of TECH LABORATORIES, INC. (the "Company") according to the conditions set forth in such Note, as of the date written below.

         Date of Conversion:                February 11, 2002
                            ----------------------------------------------------

         Conversion Price:                  $.1547
                          ------------------------------------------------------

         Shares To Be Delivered:            35,157
                                ------------------------------------------------

         Signature:                         /s/
                   -------------------------------------------------------------

         Print Name:  Shmuli Margulies The Endeavour Capital Investment Fund
                    ------------------------------------------------------------

         Address:
                 ---------------------------------------------------------------